Summary prospectus

International equity

Delaware Emerging Markets Fund

Nasdaq ticker symbols
Class A	DEMAX
Class B	DEMBX
Class C	DEMCX
Class R	DEMRX

March 30, 2010

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated March 30, 2010, are each incorporated by reference into this summary prospectus.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Delaware Emerging Markets Fund

What is the Fund's investment objective?

Delaware Emerging Markets Fund seeks long-term capital appreciation.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none
Exchange fees[2]	none	none	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R
Management fees	1.24%	1.24%	1.24%	1.24%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%
Other expenses	0.44%	0.44%	0.44%	0.44%
Total annual fund operating expenses	1.98%	2.68%	2.68%	2.28%
Less fee waivers and expense reimbursements[3]	(0.05%)	(0.00%)	(0.00%)	(0.10%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.93%	2.68%	2.68%	2.18%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	Exchanges are subject to the requirements of each Delaware Investments ® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
3

The Fund's investment manager, Delaware Management Company (Manager), is contractually waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.75% of the Fund's average daily net assets from March 30, 2010 through March 30, 2011. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has contracted to limit the Class A and Class R shares' 12b-1 fees to no more than 0.25% and 0.50%, respectively, of average daily net assets from March 30, 2010 through March 30, 2011. These waivers and reimbursements may be terminated only by agreement of the Manager or the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the net operating expenses with the applicable Distributor's expense waivers for the one-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if redeemed)		(if redeemed)
Class	A	B	B	C	C	R
1 year	$760	$271	$671	$271	$371	$221
3 years	$1,156	$832	$1,107	$832	$832	$703
5 years	$1,577	$1,420	$1,645	$1,420	$1,420	$1,211
10 years	$2,745	$2,844	$2,844	$3,012	$3,012	$2,608

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

What are the Fund's main investment strategies?

The Fund invests primarily in equity securities of issuers from emerging foreign countries. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers from countries whose economies are considered to be emerging or developing.

The Fund may invest up to 35% of its net assets in fixed income securities issued by companies in emerging countries or by foreign governments, their agents, instrumentalities, or political sub-divisions. The Fund may invest in fixed income securities that are denominated in the currencies of emerging market countries. All of these may be high yield, high-risk fixed income securities. The Fund may invest more than 25% of its total assets in the securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets will be in investments of emerging market issuers (80% policy). The Fund's 80% policy can be changed without shareholder approval. However, shareholders would be given at least 60 days' notice prior to any such change.

The Fund's portfolio manager selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, the Fund's portfolio manager typically seeks high growth caused by secular economic factors. These factors may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, the Fund's portfolio manager typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, the Fund's portfolio manager considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. The Fund's portfolio manager then estimates what he thinks the value of the anticipated future income stream would be worth if such income stream were being paid today. The Fund's portfolio manager believes this gives him an estimate of the stock's intrinsic value. Because the Fund invests primarily in emerging countries, there may be less information available for the Fund's portfolio manager to use in making this analysis than is available for more developed countries.

Currency analysis is an important part of the valuation exercise. The Fund's portfolio manager attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

What are the main risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Principal risks include:

Risk	Definition
Market risk	The risk that securities or industries in a certain market — like the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.
Foreign risk

The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Small company risk	The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.
Interest rate risk	The risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.
High yield risk

The risk that high yield securities, commonly known as "junk bonds", are subject to reduced creditworthiness of issuers; increased risk of default and a more limited and less liquid secondary market than higher rated securities; and greater price volatility and risk of loss of income and principal than are higher rated securities.

Real estate industry risk

This risk includes, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk

Derivatives may involve additional expenses and are subject to the risk that a security or a securities index to which the derivative is associated moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transactions rely upon the counterparty's ability to fulfill its contractual obligations.

Government and regulatory risk	The risk that governments or regulatory authorities have, from time to time, take or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Emerging Markets Fund performed?

The bar chart and table below can help you evaluate the risks of investing in the Fund. The bar chart shows how annual returns for the Fund's Class A shares have varied over the past 10 calendar years. The table shows the Fund's average annual total returns for certain time periods compared to the returns of a broad-based securities index. Performance information is not provided for the Fund's Class R shares because it does not have a full calendar year of performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 523-1918 or by visiting our web site at www.delawareinvestments.com/performance.

Prior to September 25, 2006, the Fund was sub-advised by Mondrian Investment Partners Limited (Mondrian). Since September 25, 2006, the Fund has been managed by the Manager. The historical returns do not reflect these changes.

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A's highest quarterly return was 35.10% for the quarter ended June 30, 2009 and its lowest quarterly return was -26.90% for the quarter ended September 30, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous sentence or in the bar chart. If this sales charge were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Class A return before taxes	67.72%	13.33%	12.82%
Class A return after taxes on distributions	67.70%	10.38%	11.08%
Class A return after taxes on distributions and sale of Fund shares	44.02%	10.80%	10.91%
Class B return before taxes[1]	72.81%	13.58%	12.81%
Class C return before taxes[1]	75.88%	13.81%	12.65%
MSCI Emerging Markets Index (gross) (reflects no deduction for fees, expenses, or taxes)	79.01%	15.88%	10.09%
MSCI Emerging Markets Index (net) (reflects no deduction for fees or expenses)	78.51%	15.50%	9.77%

1

Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns for Class B would be 76.81%, 13.82%, and 12.81% for the 1-, 5-, and 10-year periods, respectively, and the returns for Class C would be 76.88%, 13.81%, and 12.65% for the 1-, 5-, and 10-year periods, respectively.

The Fund's returns above are compared to the performance of the MSCI Emerging Markets Index. The Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. Index "gross" return reflects the maximum possible dividend reinvestment. Index "net" return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Liu-Er Chen, CFA	Senior Vice President, Chief Investment Officer - Emerging Markets and Healthcare	September 2006

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to our Shareholder Service Center at 800 523-1918 weekdays from 8 a.m. to 7 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

In most cases, the minimum initial investment is $1,000 and subsequent investments can be made for as little as $100. If you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or through a direct deposit purchase plan or an automatic investment plan, the minimum initial investment is $250 and subsequent investments can be made for as little as $25. The minimum initial purchase for a Coverdell Education Savings Account is $500 and subsequent investments can be made for as little as $25. There is no minimum initial purchase requirement for Class R shares, but certain eligibility requirements must be met. The minimums vary for retirement plans other than IRAs, Roth IRAs, or Coverdell Education Savings Accounts. We may reduce or waive the above minimums in certain cases. As of May 31, 2007, no new or subsequent investments are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions are generally taxable, and will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-019 [11/09] DG3 14970 [3/10]